UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

META FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22140	42-1406262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5501 South Broadband Lane, Sioux Falls, South Dakota 57108
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (605) 782-1767

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2017, Meta Financial Group, Inc. (the “Company”) filed a Current Report on Form 8-K announcing that, effective August 15, 2017, Cynthia M. Smith, the Executive Vice President and Chief Operating Officer of the Company, separated from the Company.

In connection with Ms. Smith’s separation from the Company, MetaBank (the “Bank”) entered into a Severance and General Release Agreement (the “Severance Agreement”), dated as of August 30, 2017.  Under the terms of the Severance Agreement, the Bank has agreed to pay Ms. Smith severance pay in the amount of $815,000, payable in two equal installments, and has agreed, to the extent Ms. Smith elects to continue to participate in the Bank-sponsored group medical plan under COBRA following the separation date, to pay the premiums for medical coverage until the earlier of September 30, 2018 or the date on which Ms. Smith is no longer eligible for coverage under COBRA. Pursuant to the Severance Agreement, Ms. Smith agreed to certain restrictive covenants. On the terms set forth in the Severance Agreement, Ms. Smith agreed to release the Bank and the Company from all claims against the Bank, the Company and their related parties relating to any act or omission prior to the date of the Severance Agreement, and agreed not to bring any action or litigation against the Bank, the Company or their related parties with respect to such claims. The foregoing description of the terms and conditions of the Severance Agreement does not purport to be complete and is qualified in its entirety by reference to the Severance Agreement which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1	Severance and General Release Agreement dated as of August 30, 2017, by and among MetaBank and Cynthia Smith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META FINANCIAL GROUP, INC.

Date: September 8, 2017	By:	/s/ Glen W. Herrick
Glen W. Herrick
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Severance and General Release Agreement dated as of August 30, 2017, by and among MetaBank and Cynthia Smith.